                                                                    EXHIBIT 10.2

                         EXTENSION TO TOLLING AGREEMENT

     WHEREAS, Symbol Technologies, Inc. ("Symbol") and Leonard Goldner ("Goldner") entered into a tolling agreement dated June 9, 2004 ("Tolling Agreement");

     WHEREAS, Symbol and Goldner have agreed to extend the effective dates of the Tolling Agreement (the "Extension");

     WHEREAS, Symbol and Goldner, in consideration of the mutual promises, covenants and agreements set forth in the Tolling Agreement and in this Extension, the sufficiency of which is hereby acknowledged, agree as follows:

     1. The terms and provisions of the Tolling Agreement are incorporated herein.

     2. The Termination Date of the Tolling Agreement shall be extended to and include November 1, 2005.

     3. This Extension may be executed in one or more counterparts, each of which shall be deemed an original but also which together shall constitute one and the same instrument.

DATED: October 13, 2004

                                             /s/ Leonard Goldner
                                             ----------------------------
                                             Leonard Goldner


                                             O'Melveny & Myers, LLP

                                             /s/ Andrew Geist           10/20/04
                                             ----------------------------
                                             Andrew Geist


                                             7 Times Square
                                             New York, New York 10036
                                             Attorneys for Leonard Goldner

Extension of Tolling Agreement
Page 2 of 2

                                    SYMBOL TECHNOLOGIES, INC.

                                    /s/ Peter Lieb
                                    -------------------------
                                    Peter Lieb

                                    Senior Vice President and General Counsel
                                    Symbol Technologies - Corporate Headquarters
                                    One Symbol Plaza
                                    New York, New York 11742-1300
                                    Tel: (631) 738-2400

                                    SWIDLER BERLIN SHEREFF FRIEDMAN, LLP

                                    /s/ Andrew J. Levander
                                    -------------------------
                                    Andrew J. Levander

                                    The Chrysler Building
                                    405 Lexington Avenue
                                    New York, New York 10174
                                    Tel: (212) 973-0111
                                    Attorneys for Symbol Technologies, Inc.




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